The date of this supplement is March 9, 2007.

C06-041 3/9/07

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Industry-Focused Equity Funds

Supplement to prospectus dated May 1, 2006

The Portfolio Management paragraph in Section 3 of the prospectuses is amended to reflect the following change:

Effective March 1, 2007, Jeffrey W. Arricale is the chairman of the fund`s Investment Advisory Committee. Mr. Arricale joined T. Rowe Price in 2001 as an investment analyst. Prior to that, he was a manager in the auditing division of KPMG LLP. Mr. Arricale currently serves as a vice president and Investment Advisory Committee member of the fund.